PRUDENTIAL'S
GIBRALTAR FUND, INC.

[PHOTO]

ANNUAL REPORT
TO PLANHOLDERS

Prudential's Financial
Security Program

DECEMBER 31, 1998

                                                 [LOGO] PRUDENTIAL
                                                        The Prudential Insurance
                                                        Company of America
                                                        751 Broad Street
                                                        Newark, NJ 07102-3777

IFS-19990209-A037249

                                     [LOGO]

================================================================================
TABLE OF CONTENTS

 I. LETTER TO PLANHOLDER                                                       2

    1. Market Commentary                                                       4

    2. Investment Outlook                                                      8

    3. Prudential's Gibraltar Fund, Inc.                                      10


II. PRUDENTIAL'S GIBRALTAR FUND, INC.

    The Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

    1. Financial Statements                                                   A1

    2. Schedule of Investments                                                B1

    3. Notes to Financial Statements                                          C1

    4. Report of Independent Accountants                                      D1

PERIOD ENDED DECEMBER 31, 1998

LETTER TO PLANHOLDER

[PHOTO]

MENDEL A. MELZER, CFA
CHAIRMAN

DEAR PLANHOLDER:

This Annual Report presents the investment performance of Prudential's Gibraltar Fund, Inc.

Last year, the stock market registered double-digit returns for an unprecedented fourth consecutive year. However, the global financial crisis drove many investors to focus on only the largest and most-marketable securities. As a result, companies with the most predictable earnings and largest market capitalization generated the lion's share of the stock market gains while small-company and value stocks lagged dramatically.

The turning point for the financial markets came in the fall when a round of interest rate cuts by central banks around the world, including the U.S. Federal Reserve, fueled investor confidence and prompted investors to move money back into riskier investments with higher potential total returns. (Total return is interest and dividends plus capital appreciation.) Forecasts that there would be a huge rise in on-line business also helped the bull market regain its footing, by sparking a fourth-quarter rally in technology stocks.

HOW DID THE GIBRALTAR FUND PERFORM?

Consistent with the market, Prudential's Gibraltar Fund, Inc.--a large-capitalization growth fund--returned 25.89% for 1998, beating the Lipper
(VIP) Growth Fund Average of 24.56%.

KEEP THE MARKETS IN PERSPECTIVE.

As we begin the new year, the U.S. stock market is at historic highs in terms of the price placed on companies' earning powers. We expect markets eventually to bring prices in line with earnings performance. We have already begun to see fixed-income investors shift money back into investment-grade and high-yield corporate bonds, as well as into emerging market, mortgage-backed and asset-backed securities. Furthermore, growth and value styles of investing tend to alternate in superior performance, often making it unwise to chase last year's market winners.

================================================================================
"We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time."

MAINTAIN BALANCE.

Since most people buy variable annuity products to finance long-term goals, our objective for Prudential's Gibraltar Fund, Inc. is to achieve above-average investment performance over time. This annuity, however, should be only one component of a well-diversified investment portfolio.

We continue to believe that diversification and a long-term perspective are the keys to a successful investment strategy and can help you receive more consistent returns over time. It is also a good practice to rebalance your holdings when necessary to keep your asset allocation consistent with your objectives and risk tolerance.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ Mendel A. Melzer

Mendel A. Melzer, CFA
Chairman,
Prudential's Gibraltar Fund, Inc.

January 22, 1999

================================================================================
IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Fund and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Fund but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

1998 MARKET COMMENTARY

MARKET OVERVIEW

o The Asian economic and financial crises, which culminated in the Russian default, drove down the price of stocks throughout that region and then throughout the world in the third quarter.

o Despite this volatility, most stock markets around the world posted double-digit gains for the year. Interest rate cuts by the U.S. Federal Reserve in September, October and November restored investor-confidence in the markets.

o However, the performance of the average stock was below historical levels. In the U.S., most of the gains were driven by the largest stocks with the strongest franchises. Substantial performance disparities developed between large-capitalization companies and small-capitalization companies and between value and growth stocks.

o The prospect that the Internet will transform society led to an almost unbelievable speculation in Internet-related stocks.

o Investor uncertainty also manifested itself in the bond markets. Pursuit of the safest government bonds resulted in a significant rise in the yields of riskier bonds.

U.S. STOCKS

DIVERGING MARKETS

Normally, the way to make money is to buy low and sell high. But looking at last year's performance of stocks and bonds, it appears that the strategy that worked best in 1998 was "momentum investing"--buying more of the most popular, most expensive securities. Companies with the most predictable earnings and largest market capitalization, which already were expensive at the beginning of 1998, generated most of the year's stock market gains while small-company and value stocks lagged dramatically.

Why did investors decide to buy high? The trouble began when the government of Thailand devalued the baht in 1997. The currencies of several neighboring countries also weakened and investors grew increasingly concerned about the impact of an Asian economic slowdown.

This prompted many investors to focus on a few large, well-known companies, which were expected to have more predictable earnings and marketable stocks. When the Russian turmoil erupted last August, the focus on security intensified.

Since investors were willing to pay a premium for these well-known companies, they boosted the return of these few firms above all others. Conversely, small-company stocks, which generally are more vulnerable to negative financial and economic news than large-company stocks, had a sharp price-drop in 1998.

================================================================================
HOW THE MARKETS COMPARED1

                                    [GRAPHIC]

                                             AVERAGE RETURN OVER
                       1998               PAST 20 YEARS (ANNUALIZED)
                       ----               --------------------------

Money Markets          4.8%                          7.6%
Bonds                  9.5%                         10.2%
Foreign Stocks        24.8%                         15.3%
U.S. Stocks           28.6%                         17.8%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 12/31/98 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

1 Source: Lipper Analytical Services, Inc. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Composite Stock Price Index.

The views expressed are as of 1/22/99 and are subject to change based on market and other conditions.

In addition, value stocks--those that are inexpensive in terms of price-to-cash flow, earnings and book value--also lagged large growth stocks dramatically. This divergence in the market is reflected in the year-end returns of the major equity indexes.

The Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index), which represents the broad market to many investors, plunged in the third quarter but ended 1998 with a total return of 28.6%. The stocks of companies with the largest capitalization, measured by the Russell Top 200 Index (published by the Frank Russell Company), gained a substantial 33.4% over the year.

However, the small-cap Russell 2000 Index actually fell by 2.6%. (Market capitalization, frequently referred to as market cap or market value, is the price that the stock market puts on an entire enterprise. It is calculated by multiplying the current market price by the number of shares outstanding.)

As for the performances of growth and value stocks in the S&P 500, the S&P/Barra Growth Index returned 42.1% for the year, versus the S&P/Barra Value Index, up only 14.7%--an unusually wide 27-percentage-point difference.

In many cases, however, the earnings of the most popular companies did not rise as much as their share prices. Investors paid more and more for each dollar of these firms' profits in 1998. Many of the market leaders' stocks reached prices 60 to 70 times their annual earnings, compared with historical average price-to-earnings (P/E) ratios of less than 20 times earnings.

1998 WINNERS AND LOSERS

TECHNOLOGY STOCKS BIG WINNERS IN 1998

The Technology sector, driven by new low-cost computers and the prospect that Internet commerce will transform the way we do business, led the market in 1998 with a 67.4% growth. Dell Computer was a large contributor to the sector's performance, up 249%. Software giants Microsoft and Apple were other major contributors, rising 118% and 212%, respectively. The return of co-founder Steve Jobs and the introduction of new low-priced iMac computers helped Apple come back after languishing among the worst performers on the S&P 500 Index just one year ago. It was the second-best performing stock in the Index. EMC Corp., the world's largest maker of data-storage devices, claimed the #3 spot on the "S&P 500 Index Top 10" list, up 210% for the year. Inspired by expectations more than by current earnings, the prices of companies of Internet-related stocks shot up to unprecedented levels.

CONSUMER CYCLICALS FINISHED SECOND

The Consumer Cyclicals sector came in a distant second for the year, but still averaged an impressive 45.0% gain. Gap Inc. was the best name in the sector by far, up 138%. Gap was the 10th best-performing company in the S&P 500 Index in 1998 as its line of khaki pants and casual clothes rode the trend toward less formal work attire. Lowes Corp., up 115%, Home Depot, up 108%, and Wal-Mart, up 108%, were the other companies in the sector that doubled their prices for the year.

================================================================================
TECHNOLOGY LED THE MARKET IN 1998

                                   [GRAPHIC]

TECH.                         67.4%
CONS. CYCL.                   45.0%
UTILITIES                     39.7%
CONS. GROWTH                  27.4%
INDUST.                       12.6%
FINANCE                       11.4%
ENERGY                        0.94%

--------------------------------------------------------------------------------
Source: Standard & Poor's as of 12/31/98. Past performance is not indicative of future results.

1998
MARKET COMMENTARY CONTINUED

INDUSTRIALS LAGGED

In our view, the Industrial sector of the U.S. economy suffered a brief recession in mid 1998, due to the consequences of Asia's economic contraction. The Far East is a major user of industrial products, such as machinery and metals. Overbuilding and the declining cost of production in that region were largely responsible for the sector's poor showing in the stock market. Within the industrial sector of the S&P 500, machinery and nonferrous metals companies were among the worst performers, losing 20% and 28%, respectively. Stronger performances by office equipment and supplies companies and commercial services helped the sector as a whole return just under 13%.

ENERGY DEMAND WAS LOW

The Energy sector, plagued by low demand throughout 1998 and a steep decline in oil prices toward the end of the year, eked out a return of only 0.9%. Rowan, down 68%, was among the worst performers in the sector. This oil service company suffered as major oil producers reduced exploration and drilling operations and crude oil prices plunged to 12-year lows. Baker Hughes, the fourth-largest U.S. oil field services and equipment company, was down 59% for the year. It has announced plans to eliminate 2,000 jobs.

THE WORLD

A TUMULTUOUS TWELVE MONTHS

In 1998, the European stock markets took investors on a tumultuous roller-coaster ride. They staged an incredible rally in the first half of the year, returning 27%, as measured by the Morgan Stanley Capital International
(MSCI) Europe Index in U.S. dollars. But investor anxiety hit Europe hard in August. Double-digit declines were almost universal and many of the stock markets gave up almost half of the gains made earlier in the year.

The decline was partly in reaction to the falling U.S. market, but it also reflected fears of exposure to economic turmoil in Russia. Then in the last quarter of the year, as central banks around the world lowered interest rates and enthusiasm built in Europe for the year-end monetary union, the MSCI Europe Index regained momentum and recouped what it had lost over the summer to end the year up 29%.

Finland's stock market alone returned 123% in 1998, thanks in part to its strong telecommunications and electronics industries. The worst market in Europe was Norway. Hammered by sagging oil prices, the Oslo Stock Exchange fell 30%.

Asian returns were dominated by the contraction of the region's economy. Japanese stocks had a positive return to U.S. investors only because the yen appreciated against the dollar.

The weakening dollar, aided by signs of economic stabilization, also pushed Thailand into positive territory. Only the Australian, Korean and Philippine markets rose in their own currencies.

================================================================================
GLOBAL STOCK MARKET PERFORMANCE1 (U.S. $) IN 1998

                                   [GRAPHIC]

MSCI EUROPE INDEX                            28.9%
MSCI WORLD FREE INDEX                        24.8%
MSCI EAFE FREE INDEX                         20.3%
MSCI JAPAN INDEX                              5.3%
MSCI PACIFIC (EX-JAPAN) FREE INDEX           -5.1%

--------------------------------------------------------------------------------

1 Source: Morgan Stanley Capital Inter-national as of 12/31/98.

The Morgan Stanley Capital International (MSCI) World Free Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in indexes.

BONDS

FLIGHT-TO-QUALITY INVESTING BREEDS ILLIQUIDITY

What did fixed-income investors want most in 1998? In two words, Quality and Liquidity. During the volatile market conditions that characterized much of the year, they fled to the highest-quality government securities--U.S. Treasuries--even if it meant paying more and receiving lower returns.

The U.S. Treasury is the world's largest issuer of debt. Moreover, that debt is backed by the full faith and credit of the federal government. Treasuries were therefore an ideal "safe haven" investment. Major European government bond markets were another safe port amid last year's global financial storm.

As a result of this "flight to quality," bond markets in late summer and early October were plagued by illiquidity, or difficulty buying and selling all but the most sought-after Treasuries. Growing demand for Treasuries fueled such a strong rally that the yield on the 30-year Treasury bond fell to 4.71% on October 5, its lowest level since April 1967. (Bond yields move in the opposite direction of prices.) Yields on Treasury notes and bills also sank as a huge inflow of cash into money market funds prompted portfolio managers to buy short-term government securities.

These sharp drops meant that the spread, or difference in yield, between Treasuries and other debt securities, such as investment-grade corporate bonds, widened significantly, indicating investors were less willing to take a chance on the relatively more risky bonds.

An even more dramatic indication of illiquidity was investors' strong preference for "on the run," or the most recently auctioned, Treasuries versus "off the run," or older, less-frequently traded issues. Both offer the same credit quality. Yet the spread between yields of "on the run" and "off the run" Treasuries, which might normally be a few basis points, rose to as much as 40 basis points in some cases. (A basis point is 1/100th of a percentage point.) This wide gap reflected investors' willingness to pay more and accept lower returns for greater liquidity.

This stampede away from both risky and safe bonds was one of the major factors that spurred the Federal Reserve to action. Had the trend been allowed to continue, it might have threatened the U.S. economic expansion. The Federal Reserve cut the Federal funds rate (what banks charge each other to borrow overnight) by a quarter percentage point on September 29, October 15 and November 17. The reductions left the key short-term rate at 4.75%. The mid-October move did the most to restore liquidity to the bond markets, as this marked the first time in four and a half years that monetary policy was changed between the central bank's regularly scheduled meetings. The unusual timing of this move encouraged investors and spurred lenders to provide businesses with money and should help foster U.S. economic growth in the future.

By the end of the year, the battered bond markets had staged a respectable recovery. Investors had begun to shift money out of Treasuries back into investment-grade and high yield corporate bonds as well as emerging market, mortgage-backed and asset-backed securities.

================================================================================
GLOBAL BONDS DELIVER ATTRACTIVE RETURNS IN 1998

Global (U.S. dollar)     15.3%
U.S. Treasuries          10.0%
Aggregate Index           8.7%
Corporates                8.6%
Mortgages                 7.0%
High Yield                1.6%
Emerging Markets        -11.6%

--------------------------------------------------------------------------------
Source: Lehman Brothers, as of 12/31/98. Past performance is not indicative of future results.

1999 INVESTMENT OUTLOOK

ECONOMIC OUTLOOK

SLOW GROWTH AND TAME INFLATION

Our economists at Prudential expect the economy to slow to a 2% pace in the first half of 1999, but they do not expect the deceleration to be sharp. First, the U.S. economy has more momentum than expected. This growth has come from solid sources such as consumer expenditures, not from short-term factors such as fluctuations in inventories. Second, a sharp increase in bank lending, narrowing credit spreads and a rebound in the stock market have for the most part silenced talk of a severe credit crunch. Lastly, recent employment reports and vehicle sales indicate that above-trend growth still continues. Our economists are also calling for growth to increase to 3% in the second half of the year as businesses stock up on inventories in anticipation of Year 2000 computer problems.

We believe inflation will remain tame in 1999. Inflation, as measured by the Consumer Price Index, is expected to level out at 2.25%. The Consumer Price Index, which climbed 2% in the second half of 1998, is expected to rise by 2.4% in the first half of 1999 and settle at 2.2% in the latter half. Oil prices remain the biggest wild card in our inflation forecast. According to our economists and most Wall Street firms, as Asia recovers and more seasonable colder weather descends upon the United States and Japan, oil prices should rise.

These projections imply that the Federal Reserve is not likely to tinker with U.S. monetary policy in 1999 through further cuts in interest rates.

STOCK MARKET OUTLOOK

RECONSIDER EXPECTATIONS

Markets generally bring prices in line with earnings performance sooner or later. Although the market may rise in 1999, the likelihood that it will match the phenomenal gains of the last four years is not very high. Since the stock market leaders have become very expensive relative to their earnings prospects, investors may want to consider directing some assets to the underpriced sectors of the market.

TIME TO REBALANCE

The disparity in returns (and valuations) among market sectors, investment styles and capitalization groupings reminds us of the importance of diversification and a long-term view. Rarely does the top-performing sector of the market remain the same over time.

Investors interested in rebalancing should consider value stocks, which in general are selling at significant discounts to the market, as well as small- and mid-cap growth stocks. Many of these companies have strong pricing power. In addition, given their strong performance in the fourth quarter of last year, emerging markets and Asia may be starting their recovery at very inexpensive levels. One place we believe investors should stay put is Europe, where the bull market has yet to run its course. The advent of the new currency, the Euro, is expected to lead to a large-scale restructuring of investment portfolios, which may favor the larger, more familiar European companies.

================================================================================
A REALITY CHECK

Since 1925, the U.S. stock market's average return has been 11.2% as measured by the S&P 500 Index. Yet in recent years, returns have been much higher, as the chart below shows.

================================================================================
RETURNS OF THE U.S. STOCK MARKET

                 AVERAGE
                 ANNUAL
                 RETURN
                 ------

1925-1998        11.2%

--------------------------------------------------------------------------------
Source: Ibbotson Associates.

LAST FOUR YEARS
1995                37.5%
1996                23.0%
1997                33.4%
1998                28.6%

--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc.

With the highest valuation levels in history at a time when corporate profits are slowing, we believe it is prudent to remember that recent rates of return are unlikely to continue.

U.S. BOND MARKETS

GUARDED OPTIMISM

While last summer's wariness will not easily be forgotten, many investors are once again embracing fixed-income markets with guarded optimism. Much will depend on how the U.S. economy fares. The manufacturing arm is coming out of a recession and service-sector growth could continue at a brisk, if somewhat slower, pace than last year. Some Asian economies have begun to improve, pointing toward stronger demand for American-made machinery and other industrial goods.

These and other signs indicate that the U.S. economy is on course to make a soft landing in 1999. In other words, the economy should grow at a slower pace but avoid sliding into a recession. The three Federal funds rate cuts enacted late last year could act as a safety net, encouraging economic growth through lower borrowing costs. But it usually takes between nine months and a year for an interest rate cut to work its way through the economy. This leaves plenty of time for the economy to lose steam.

By some measures, the average spread, or difference in yield, between junk bonds and Treasuries was just over 600 basis points at year-end (according to the Chase High Yield Index). Although this spread is down from the more than 700 basis points of last summer, it is still much higher than the 400 to 500 basis points that would be expected with the junk bond default rate currently at its historical average of 3.0%. In short, we believe junk bonds are somewhat undervalued right now considering the level of risk involved.

If the economy behaves as expected, the yield on the 30-year U.S. Treasury bond should fluctuate in a fairly narrow range between 4.75% and 5.75% this year. Investment-grade and high yield corporate bonds should perform better than federal government securities as investors seek securities that provide incremental yield over Treasuries. In fact, demand for junk bonds and investment-grade corporate bonds has already increased in the new year because they are viewed as beneficial additions to a portfolio in the low-rate environment.

Prices of investment-grade corporate bonds have recovered roughly half of their losses from last year, depending on which sector of the market is considered. For example, financial services bonds bounced back solidly, but energy bonds have gained only modestly amid continued concern about the impact of low oil prices. Overall, corporate balance sheets are still in good shape as debt as a percentage of equity is still at manageable levels.

Bargain hunters should also look to the municipal bond market, where the average insured, triple-A-rated bond maturing in 30 years was yielding approximately 95% as much as comparable Treasuries at year-end. Historically, these bonds have yielded roughly 87% of what Treasuries yield, because their interest income is exempt from federal income taxes and, in some cases, state and local taxes as well.

PRUDENTIAL'S GIBRALTAR FUND, INC.

PERFORMANCE SUMMARY.

Prudential's Gibraltar Fund, Inc. returned 25.89% for 1998, beating the Lipper
(VIP) Growth Average for the year. Jeff Rose assumed management of the Fund toward the end of the first quarter and boosted its holdings of large growth companies. Our solid performance was attributable to our strong focus on the high-performing technology sector and to the superior returns of our financial services companies.

================================================================================
AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                   SIX        ONE      THREE     FIVE     TEN
                                 MONTHS      YEAR      YEARS     YEARS   YEARS
--------------------------------------------------------------------------------
GIBRALTAR FUND/1/                10.78%      25.89%    23.91%   17.47%  17.92%
--------------------------------------------------------------------------------
LIPPER (VIP) GROWTH AVG./2/       6.72%      24.56%    23.66%   20.08%  17.74%
--------------------------------------------------------------------------------
S&P 500/3/                        9.24%      28.60%    28.23%   24.05%  19.19%
--------------------------------------------------------------------------------
Gibraltar Fund inception date: 3/14/68.

================================================================================
$10,000 INVESTED OVER TEN YEARS

                                    [GRAPHIC]

                    $51,965            $52,463 LIPPER           $54,864
                GIBRALTAR FUND/1/    (VIP) GROWTH AVG/2/        S&P 500/3
                -----------------    -------------------       ----------

"88"                10,000                 10,000               10,000
                    11,329                 11,675.6             11,652.2
"89"                12,224.6               12,942.3             13,163.1
                    12,468.8               13,470               13,568.4
"90"                11,881.4               12,302.8             12,754
                    13,893.2               14,188.6             14,568.6
"91"                15,963.2               16,705.1             16,631.2
                    15,955.5               16,124.5             16,519.4
"92"                18,770.2               18,090.1             17,896.5
                    21,799.9               19,133.2             18,767.1
"93"                23,234.8               20,600.9             19,696.3
                    22,706.3               19,316.9             19,029.9
"94"                22,926.2               20,273               19,955.1
                    26,510                 24,099.6             23,983.2
"95"                27,312.9               27,161.6             27,445
                    29,946.6               29,873.8             30,213.9
"96"                34,723.2               32,834.2             33,742.2
                    38,605.7               37,895.9             40,692.2
"97"                41,279.4               41,709.2             44,995.6
                    46,909.2               48,636.4             52,969.7
"98"                51,965.4               52,463.4             57,863.9

--------------------------------------------------------------------------------
1 Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

2 The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

3 The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio.

================================================================================

[GRAPHIC]

INVESTMENT GOAL

Growth of Capital

TYPES OF INVESTMENTS

Primarily stocks of a diversified group of companies in a variety of industries.

INVESTMENT STYLE

The Fund uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.

PERFORMANCE REVIEW.

WE WON IN TECHNOLOGY IN SEVERAL WAYS. Our Fund received significant boosts from a networking company (Cisco Systems, up 150%), a software company (Microsoft, more than doubling), an optical information technology component specialist (Uniphase), a telecommunications company (MCI WorldCom), a semiconductor company (Intel), and an Internet service provider (America Online, tripling since we bought it). In almost every case, we owned the premier company in the industry.

IN FINANCIALS, WE FOCUSED AWAY FROM BANKS. We had a smaller and less diverse portfolio of financial companies, but it also made a substantial contribution to the Fund's performance. We benefited in the first quarter from the acquisition of the Money Store by First Union. Larger contributions to our return came from Providian Financial, the Federal National Mortgage Association, and American International Group (insurance).

STRATEGY SESSION.

Technology Drives Progress. We own a very diverse group of technology companies; they include the computer companies that are at the heart of information technology. EMC and Unisys are mainframe companies; Compaq serves the PC market. We think there may be a slowdown in corporate spending on computers late in 1999, as companies become reluctant to tinker with their systems after getting them ready for the year 2000 transition. We expect a wave of upgrading after the hiatus. We hope to be positioned to benefit from it.

It is clear that the Internet will transform how business is done, but less clear who will benefit from the change. The prices that some investors are paying for companies doing business on the Internet looks well out of proportion to the risks, even given the potential rewards. We believe it is likely that the companies providing the Internet infrastructure and services will prosper. We own Microsoft, Cisco Systems, and MCI WorldCom - selling software tools (and other services), network hardware, and Internet connections, respectively.

CONSUMERS ARE BORROWING. Our strategy is to benefit from the increase in consumer spending, while avoiding the broader exposures that large banks bring. We own progressive credit card lenders, who are using technology to improve their profitability: MBNA and Providian. Providian is using automation to develop subtle sales strategies as well as back-office systems. We also have a stake in the healthy state of home building with the Federal National Mortgage Association.

OUTLOOK
PORTFOLIO MANAGER
JEFFREY T. ROSE, CFA

LET'S NOT TRIP.

"We have been concerned throughout the year about the prospect that corporate earnings growth will slow, so we focused the Fund's holdings on companies with earnings stability. Other investors also have been willing to pay for stable earnings, so stocks with strong growth have become much more expensive than average, in terms of how much an investor must pay to buy a dollar of corporate earnings. We may reduce our holdings if the growth of these companies does not justify their premium prices.

If world economic activity picks up in the second half of 1999, economically sensitive stocks--such as those of capital goods and basic materials companies--may become more attractive. Such cyclical stocks have become quite inexpensive because events in Asia threatened a major global slowdown. We are watching these bargain stocks for signs of growth."

                                     [PHOTO]

                                PORTFOLIO MANAGER
                                 JEFFREY T. ROSE

================================================================================
PORTFOLIO COMPOSITION
                              AS OF 12/31/98
                              --------------
Consumer Growth & Staples          35.7%
Technology                         25.0%
Finance                            17.4%
Industrial                         10.4%
Utility                             8.4%
Energy                              1.9%
Cash & Equivalents                  1.2%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

================================================================================
TOP TEN HOLDINGS
                                    AS OF 12/31/98
                                    --------------
Federal National
Mortgage Association                    3.7%
Providian Financial Corp.               3.7%
MCI Worldcom, Inc.                      3.5%
Compaq Computer Corp.                   3.2%
MBNA Corp.                              2.9%
American Intl Group, Inc.               2.9%
Cisco Systems, Inc.                     2.8%
Merck & Co., Inc.                       2.8%
Intel Corp.                             2.8%
Bristol Myers Squibb Co.                2.8%

--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
  ASSETS
    Investments, at value (cost:
      $271,821,175)............................  $  358,629,922
    Cash.......................................           1,230
    Receivable for investments sold............       5,362,658
    Interest and dividends receivable..........         180,564
                                                 --------------
      Total Assets.............................     364,174,374
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       1,513,909
    Payable to investment adviser..............          99,277
    Accrued expenses...........................          54,474
                                                 --------------
      Total Liabilities........................       1,667,660
                                                 --------------
  NET ASSETS...................................  $  362,506,714
                                                 --------------
                                                 --------------
  Net assets were comprised of:
    Common stock, at $1 par value..............  $   29,156,060
    Paid-in capital, in excess of par..........     240,166,490
                                                 --------------
                                                    269,322,550
  Undistributed net investment income..........          81,093
  Accumulated net realized gains on
    investments................................       6,294,324
  Net unrealized appreciation on investments...      86,808,747
                                                 --------------
    Net assets, December 31, 1998..............  $  362,506,714
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 29,156,060 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        12.43
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1998
  INVESTMENT INCOME
    Dividends (net of $12,089 foreign
      withholding tax).........................  $     2,871,893
    Interest...................................          668,586
                                                 ---------------
                                                       3,540,479
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          404,800
    Directors' fees............................            8,500
    Custodian expense..........................            1,000
                                                 ---------------
      Total expenses...........................          414,300
    Less custodian fee credit..................             (813)
                                                 ---------------
    Net expenses...............................          413,487
                                                 ---------------
  NET INVESTMENT INCOME........................        3,126,992
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       33,966,363
    Net change in unrealized appreciation on
      investments..............................       41,144,598
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       75,110,961
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    78,237,953
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1998                1997
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      3,126,992     $     4,863,953
    Net realized gain on investments.......................................................         33,966,363          50,505,594
    Net change in unrealized appreciation on investments...................................         41,144,598             547,282
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................         78,237,953          55,916,829
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (3,149,824)         (5,623,695)
    Distributions from net realized capital gains..........................................        (30,374,602)        (59,469,378)
                                                                                             ------------------  -------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................        (33,524,426)        (65,093,073)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [-0- and 232,480 shares, respectively]..............................                 --           3,000,000
    Capital stock issued in reinvestment of dividends and distributions [2,790,053 and
     5,819,002 shares, respectively].......................................................         32,290,798          63,060,874
    Capital stock repurchased [(3,405,733) and (2,645,935) shares, respectively]...........        (40,416,358)        (32,262,504)
                                                                                             ------------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS................         (8,125,560)         33,798,370
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         36,587,967          24,622,126
  NET ASSETS:
    Beginning of year......................................................................        325,918,747         301,296,621
                                                                                             ------------------  -------------------
    End of year (a)........................................................................   $    362,506,714     $   325,918,747
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------
    (a) Includes undistributed net investment income of:...................................   $         81,093     $            --
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            SCHEDULE OF INVESTMENTS

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

DECEMBER 31, 1998

LONG-TERM INVESTMENTS -- 98.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 1)
                                                    -------------  --------------
ADVERTISING -- 3.5%
  Interpublic Group of Companies, Inc.............         90,600  $    7,225,350
  Young & Rubicam, Inc. (a).......................        169,300       5,481,087
                                                                   --------------
                                                                       12,706,437
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 3.0%
  Chase Manhattan Corp............................        107,500       7,316,719
  Wells Fargo Co..................................         85,000       3,394,687
                                                                   --------------
                                                                       10,711,406
                                                                   --------------
CHEMICALS -- 0.7%
  Du Pont (E.I.) de Nemours & Co..................         46,300       2,456,794
                                                                   --------------
COMPUTER SERVICES -- 13.5%
  America Online, Inc. (a)........................         23,300       3,728,000
  BMC Software, Inc. (a)..........................         81,000       3,609,562
  Cisco Systems, Inc. (a).........................        110,250      10,232,578
  EMC Corp. (a)...................................         87,300       7,420,500
  HBO & Co........................................        156,600       4,492,463
  Microsoft Corp. (a).............................         43,000       5,963,562
  Oracle Corp. (a)................................         95,100       4,101,187
  Unisys Corp.....................................        273,400       9,415,212
                                                                   --------------
                                                                       48,963,064
                                                                   --------------
COMPUTERS -- 3.2%
  Compaq Computer Corp............................        277,900      11,654,431
                                                                   --------------
COSMETICS & SOAPS -- 8.2%
  Avon Products, Inc..............................        121,500       5,376,375
  Colgate-Palmolive Co............................         62,500       5,804,687
  Dial Corp.......................................        183,300       5,292,787
  Estee Lauder Companies (Class "A" Stock)........         46,000       3,933,000
  Gillette Co.....................................         69,400       3,352,887
  Procter & Gamble Co.............................         66,200       6,044,888
                                                                   --------------
                                                                       29,804,624
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.7%
  General Electric Co.............................         96,800       9,879,650
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 13.4%
  Abbott Laboratories.............................        162,700       7,972,300
  Bristol-Myers Squibb Co.........................         74,600       9,982,413
  Cardinal Health, Inc............................        106,750       8,099,656
  IMS Health, Inc.................................         89,500       6,751,656
  Merck & Co., Inc................................         68,100      10,057,519
  Pfizer, Inc.....................................         44,400       5,569,425
                                                                   --------------
                                                                       48,432,969
                                                                   --------------
ELECTRONICS -- 8.3%
  Altera Corp. (a)................................        114,700       6,982,363
  Applied Materials, Inc. (a).....................         83,600       3,568,675
  Intel Corp......................................         84,500      10,018,531
  Uniphase Corp. (a)..............................        137,500       9,539,063
                                                                   --------------
                                                                       30,108,632
                                                                   --------------
FINANCIAL SERVICES -- 11.4%
  Citigroup, Inc..................................         77,899       3,856,001
  Federal National Mortgage Association...........        182,800      13,527,200
  MBNA Corp.......................................        428,100      10,675,744
  Providian Financial Corp........................        177,450      13,308,750
                                                                   --------------
                                                                       41,367,695
                                                                   --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc....................................        176,600       7,229,563
                                                                   --------------

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 1)
                                                    -------------  --------------

GAS PIPELINES -- 1.2%
  Williams Companies, Inc.........................        143,500  $    4,475,406
                                                                   --------------
HOSPITALS/HOSPITAL MANAGEMENT -- 1.6%
  Healthsouth Corp. (a)...........................        378,100       5,836,919
                                                                   --------------
INSURANCE -- 2.9%
  American International Group, Inc...............        108,582      10,491,736
                                                                   --------------
LEISURE -- 0.9%
  Walt Disney Co..................................        111,500       3,345,000
                                                                   --------------
MANUFACTURING -- 3.5%
  Illinois Tool Works, Inc........................         76,300       4,425,400
  Tyco International Ltd..........................        107,200       8,086,900
                                                                   --------------
                                                                       12,512,300
                                                                   --------------
MEDIA -- 4.4%
  CBS Corp. (a)...................................        258,000       8,449,500
  Fox Entertainment Group, Inc. (Class "A"
    Stock) (a)....................................        104,900       2,642,169
  Infinity Broadcasting Corp. (Class "A"
    Stock) (a)....................................        182,400       4,993,200
                                                                   --------------
                                                                       16,084,869
                                                                   --------------
OIL & GAS -- 1.9%
  Exxon Corp......................................         92,500       6,764,063
                                                                   --------------
OIL & GAS SERVICES -- 2.4%
  Enron Corp......................................        155,600       8,878,925
                                                                   --------------
RESTAURANTS -- 1.7%
  McDonald's Corp.................................         80,600       6,175,975
                                                                   --------------
RETAIL -- 3.5%
  CVS Corp........................................        127,500       7,012,500
  Rite Aid Corp...................................        113,600       5,630,300
                                                                   --------------
                                                                       12,642,800
                                                                   --------------
TELECOMMUNICATIONS -- 3.5%
  MCI WorldCom, Inc. (a)..........................        178,900      12,836,075
                                                                   --------------
UTILITY - ELECTRIC -- 1.2%
  Duke Energy Corp................................         67,200       4,305,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $270,855,586)............................................     357,664,333
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 0.3%                          (000)
                                                    -------------
COMMERCIAL PAPER
  Xerox Capital Corp.,
    5.10%, 01/04/99
      (cost $965,589).............................  $         966         965,589
                                                                   --------------
TOTAL INVESTMENTS -- 98.9%
  (cost $271,821,175; Note 3)....................................     358,629,922
                                                                   --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%....................
                                                                        3,876,792
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  362,506,714
                                                                   --------------
                                                                   --------------

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

                      NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

GENERAL

Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the last bid price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or bid price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the last bid price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the closing bid price on the date of valuation provided by a pricing service which utilizes NASDAQ quotations.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year. Some dividends are paid in cash.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. State franchise taxes were paid for the period that the Fund was incorporated in Delaware. No such commitments exist following reincorporation in Maryland.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                       C1

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with A.I.C.P.A. Statement of Position 93.2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $103,925 and decrease net realized gains by $103,925 due to recharacterization of distributions. Such reclassification had no effect on net assets, results of operations, or net asset value per share.

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the average net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement. The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

During the year ended December 31, 1998, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $22,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 aggregated $330,566,397 and $357,953,019, respectively.

The federal income tax basis of the Fund's investments at December 31, 1998 was $272,052,674 and, accordingly, net unrealized appreciation for federal income tax purposes was $86,577,248 (gross unrealized appreciation $92,605,740; gross unrealized depreciation $6,028,492).

                                       C2

FINANCIAL HIGHLIGHTS

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1998      1997      1996    1995(a)    1994(a)
                                         --------  --------  --------  --------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.95  $  11.43  $  10.14  $   9.40   $ 11.29
                                         --------  --------  --------  --------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................      0.12      0.22      0.16      0.18      0.21
Net realized and unrealized gains
  (losses) on investments..............      2.61      1.84      2.56      1.65     (0.40)
                                         --------  --------  --------  --------  ---------
    Total from investment operations...      2.73      2.06      2.72      1.83     (0.19)
                                         --------  --------  --------  --------  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.12)    (0.21)    (0.15)    (0.17)    (0.22)
Distributions from net realized
  gains................................     (1.13)    (2.33)    (1.28)    (0.92)    (1.48)
                                         --------  --------  --------  --------  ---------
    Total distributions................     (1.25)    (2.54)    (1.43)    (1.09)    (1.70)
                                         --------  --------  --------  --------  ---------
Net Asset Value, end of year...........  $  12.43  $  10.95  $  11.43  $  10.14   $  9.40
                                         --------  --------  --------  --------  ---------
                                         --------  --------  --------  --------  ---------
TOTAL INVESTMENT RETURN(b).............     25.89%    18.88%    27.13%    19.13%    (1.33)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $362.5    $325.9    $301.3    $261.2    $242.5
Ratios to average net assets:
  Expenses.............................      0.13%     0.15%     0.16%     0.14%     0.15%
  Net investment income................      0.96%     1.56%     1.38%     1.68%     1.98%
Portfolio turnover rate................       105%      101%       97%      105%       93%

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       C3

                          [Intentionally Left Blank]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudential's Gibraltar Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 18, 1999

                                       D1

BOARD OF
DIRECTORS              PRUDENTIAL'S GIBRALTAR FUND, INC.

MENDEL A. MELZER, CFA                               W. SCOTT McDONALD, JR., Ph.D.
  CHAIRMAN,                                           VICE PRESIDENT,
  PRUDENTIAL'S GIBRALTAR FUND, INC.                   KALUDIS CONSULTING GROUP


SAUL K. FENSTER, Ph.D.                              JOSEPH WEBER, Ph.D.
  PRESIDENT, NEW JERSEY                               VICE PRESIDENT,
  INSTITUTE OF TECHNOLOGY                             INTERCLASS (INTERNATIONAL CORPORATE LEARNING)

--------------------------------------------------------------------------------

                          TAX INFORMATION (UNAUDITED)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1998, the Fund paid dividends as follows:



                      ORDINARY      LONG-TERM       TOTAL
                       INCOME     CAPITAL GAINS   DIVIDENDS
                     -----------  -------------  -----------
                       $ 0.12        $  1.13       $  1.25

================================================================================
This report is authorized for use with prospective investors only when preceded or accompanied by current prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund, Inc. These prospectuses contain more information concerning sales charges and other material facts and should be read carefully before you invest or send money.

                                    [GRAPHIC]
                                 (215) 784-3543

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================================================================================
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attention to detail and the financial strength of The Rock(R). Since 1875,
Prudential has been helping individuals and families meet their financial needs.

P.O. Box 645                                                     --------------
Fort Washington, PA 19034-0645                                      BULK RATE
                                                                  U.S. Postage
Address Service Requested                                             PAID
                                                                   Prudential
                                                                 --------------

                                             [RECYCLE LOGO]

FSP AR 12/98                              Printed in the U.S.A.
                                          on recycled paper.